DRACO EVOLUTION AI ETF Ticker Symbol: DRAI Listed on NYSE Arca, Inc.	SUMMARY PROSPECTUS July 8, 2024, as supplemented July 17, 2024 www.draietf.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated June 26, 2024, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.draietf.com. You can also get this information at no cost by calling 215-882-9983.
INVESTMENT OBJECTIVE
The Draco Evolution AI ETF (the “Fund”) seeks long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.85%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[2]	0.65%
Total Annual Fund Operating Expenses	1.50%
1 The Fund’s investment advisory agreement provides that the Fund’s investment adviser will pay substantially all expenses of the Fund, except for the fee payment under the Fund’s Investment Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expense and other non-routine or extraordinary expenses. Additionally, the Fund shall be responsible for its non-operating expenses and fees and expenses associated with the Fund’s securities lending program, if applicable.
2 Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year. “Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$153	$474
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed non-diversified exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in asset classes that Draco Evolution Corp., the Fund’s sub-adviser (the “Sub-Adviser”) believes offer the most attractive combined risk/return opportunities. The term “asset classes” generally includes, among others, U.S. equities of small-, mid- and large- capitalization companies, gold, fixed-income securities (including U.S. government and corporate bonds (including high-yield or junk bonds) of varying maturities and credit qualities and international dollar-denominated bonds of varying maturities and credit qualities), mortgage-backed securities and asset-backed securities, foreign securities and currencies. The Fund’s portfolio construction typically includes investments across a variety of these asset classes. For each asset class in which the Fund invests, the Sub-Adviser will typically recommend to the Adviser ETFs, leveraged ETFs, inverse ETFs, inverse leveraged ETFs and exchange-traded notes (collectively referred to as “ETFs” that provide the desired asset class exposure).
The Sub-Adviser anticipates the Fund will hold 10-20 different ETF positions across a broad spectrum of asset classes as dictated by its proprietary AI-driven model (the “Draco Model”). The Sub-Adviser’s investment selection criteria for ETFs includes a review of its structure, relative performance among its peer group and total operating expense ratio. The Sub-Adviser will typically invest in ETFs that have strong performance records relative to peers, have lower operating expenses, and have a demonstrated expertise in executing the respective ETF’s investment strategy. The Fund may take larger positions in certain asset classes and/or industries as dictated by the Draco Model. However, the Fund’s systematic investment process focuses on diversification across asset classes while attempting to minimize volatility and produce attractive risk-adjusted returns (i.e., returns made relative to the amount of risk taken). The Fund’s use of a systematic investment process does not guarantee that such risk-adjusted returns will be achieved.
The Draco Model consists of an AI model and macroeconomic quantitative model. The AI model is trained with historical pricing data and technical indicators (e.g., moving average and momentum) of the selected market securities which enables the Draco Model to make short-term regime predictions (bearish or bullish). Moving averages (MA) of a period of trading days and closing price of the same period are used to train the model to predict trends, while ATR (Average True Range) and Week range are used to assess momentum and train the model to predict both short-term and long-term volatility, respectively. The AI model was trained using machine learning which refers to a type of technology where computers are programmed to learn from past data and improve their performance over time without being explicitly programmed for every task. The machine learning process is designed to teach a computer to learn from examples and adapt its behavior based on the information it receives. During training, the AI model is exposed to a dataset containing examples with known inputs and corresponding outputs (labels). The AI model adjusts its model structure and input training data through an optimization algorithm in order to minimize the difference between its predictions and the actual outputs in the training data. This process allows the model to learn patterns and relationships within the data, enabling it to better inform its predictions on new, unseen data. Training is a crucial step in the development of machine learning models and typically involves iteratively adjusting the model's parameters until it achieves satisfactory performance on the training dataset.
In making investment decisions, the AI model generates a market regime prediction (AI output) by assessing the daily market conditions, which is later used to determine the Fund’s asset class selections and allocations. The AI model is responsible for determining about 70% of the asset selections and allocation weights. The AI output is then augmented by a quantitative model. The Sub-Adviser leverages the quantitative model to analyze lower frequency macroeconomic data and predict the long-term market outlook. The macroeconomic data used includes, among other items, average weekly hours worked, applications for unemployment insurance, new orders for consumer goods and materials, new orders for capital goods, new building permits, spread between long and short interest rates, inflation adjusted money supply and average consumer expectations for business conditions, to predict future market conditions. The macroeconomic quantitative model attempts to decipher the long-term economic environment and further refine the asset class selections and allocation weights set by the AI model. Based on the Draco Model’s asset allocation selections and allocations, the Sub-Adviser will instruct the Fund to invest in the selected assets accordingly. Typically, the Sub-Adviser will not override the Draco Model’s suggestion of asset selections and allocations, while there’s some extreme circumstances when the defined threshold is met, the Sub-Adviser may override the Draco Model and the investment committee will decide when the decision-making process will be back to the Draco Model. Such threshold is defined below and discussed further under the additional information about the Fund’s investment objectives and principal strategies.
Training is a crucial step in the development of machine learning models and typically involves iteratively adjusting the model's parameters until it achieves satisfactory performance on the training dataset.
Subsequently, the quantitative model analyzes macroeconomic data, which includes, among other items, average weekly hours worked, applications for unemployment insurance, new orders for consumer goods and materials, new orders for capital goods, new building permits, spread between long and short interest rates, inflation adjusted money supply and average consumer expectations for business conditions, to predict future market conditions. From this prediction, the Sub-Adviser’s model assesses the strength of the macro prediction, resulting in either a more aggressive or more conservative asset allocation for the Fund. When the model predicts a macro bearish market, the Fund will typically invest in ETFs that provide exposure to U.S. treasury bonds, gold, and the U.S. dollar and, to a lesser extent, in one or more inverse and/or leveraged ETFs that seek to replicate or provide the inverse (or multiple) of the daily performance of an index (e.g. S&P 500, Nasdaq 100 and Dow 30) and asset class (e.g., small capitalization companies). During periods of bullish market conditions, the Sub-Adviser’s model will typically instruct the Fund to invest in ETFs that provide exposure to U.S. equities, high yield bonds (i.e., junk bonds), investment grade bonds and U.S. treasuries and, to a lesser extent, in leveraged ETFs that seek to enhance the daily performance (e.g., 2x or 3x) of an index (e.g., S&P 500, Nasdaq 100 and Dow 30), asset class (e.g., small capitalization companies), sector (e.g., information technology) or industry (e.g., semiconductors). The exposure to each of the noted asset classes will vary based on the strength of the AI model’s signal regarding future market conditions. Leveraged ETFs seek to provide investment results that match a multiple of the performance of an underlying index (e.g., three times the performance). Inverse ETFs seek to provide investment results that match a negative (i.e., the opposite) of the performance of an underlying index. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. Leveraged, inverse, and inverse leveraged ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. The Fund will generally invest in inverse and/or inverse leveraged ETFs to obtain its desired downside protection.
The Sub-Adviser’s model will automatically examine the market conditions, predict the market direction and rebalance the Fund’s portfolio allocation, as well as provide real-time systematic risk management. The AI model assesses market conditions on a daily basis to determine if the Fund’s asset allocations need to be adjusted which may result in frequent trading in the Fund. The model parameters the Sub-Adviser may optimize include security selection criteria, weighting, diversification, rebalancing frequency, and cash allocation. The Sub-Adviser has full discretion to override the system at any time, but it is unlikely the Sub-Adviser will do so on a regular basis. This would generally occur when the Fund’s intraday drawdown exceeds 10% or when the Fund’s drawdown exceeds 20% from its all-time high. Drawdown is a measure of how much the Fund’s net asset value has declined from its highest point during a specific time period.
At times, the Fund may invest in futures contracts to provide exposure to an asset class. The Sub-Adviser anticipates that futures contracts will be primarily used to provide downside protection for the Fund. Futures contracts will be used when the Sub-Adviser believes they provide the desired protection more cost efficiently than inverse and leverage inverse ETFs. Investments in derivative instruments, like futures, have the economic effect of creating financial leverage in the Fund’s portfolio because those investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. To the extent the Fund invests in derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage requirements imposed by the Investment Company Act of 1940, as amended (the “1940 Act”) or to meet redemption requests.

PRINCIPAL RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Risks.”
Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. These risks will be related to the Fund’s investments in ETFs that provide desired asset class exposure. As with any investment, there is a risk you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objectives.
AI Model Risk. The Fund’s investment strategy relies heavily upon artificial intelligence (AI) to derive its investment selections. The Fund’s AI model that incorporates quantitative analysis may perform differently than as forecasted due to the factors incorporated into the model and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the model (including, but not limited to, software issues and other technological issues). In addition, the potential for changes in relationships for data sets that could result in less useful outcomes or recommendations and/or potential for loss due to coding or logic errors and malware or other potential technology degradation associated with the use of technology. There is no guarantee that the Sub-Adviser’s use of the AI model will result in effective investment decisions for the Fund.
Machine Learning Risk. The Fund relies on a “machine learning” classification process as well as data and information supplied by third parties that are utilized in those processes. To the extent the machine learning process does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented, and the Fund may lose value. If the input data is incorrect or incomplete, any decisions made in reliance thereon may lead to asset allocation decisions that are not appropriate for existing market conditions. The information and data used in the AI model may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the model. In addition, some of the data that the Sub-Adviser uses may be historical data, which may not accurately predict future market movement. There is a risk that the model will not be successful in selecting the Fund’s asset allocations or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Non-Diversification Risk. The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is “diversified.” Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment or limited number of investments. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally. Those special risks may arise due to differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Fixed Income Securities Risk. Changes in interest rates generally will cause the value of fixed-income and bond instruments held by the Fund to vary inversely to those changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on the security is further away in time or adjustments are limited in amount over time.

The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s value as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.
Foreign Fixed-Income Investment Risk. Investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.
High-Yield Debt Securities (Junk Bonds) Risk. High-yield securities (also known as “junk bonds”) carry a greater degree of risk and are considered speculative by the major credit rating agencies. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. High-yield securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund’s investments in high-yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high-yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High-yield securities may experience reduced liquidity and sudden and substantial decreases in price.
Mortgage-Backed and Asset Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Gold Investment Risk. The Fund’s portfolio may be adversely affected by changes or trends in the price of gold. The price of gold and of gold-related instruments historically has been volatile, which may adversely affect the value of gold. Governments, central banks, or other larger holders can influence the production and sale of gold, which may adversely affect the performance of the Fund.
Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. While focusing the Fund’s investments in a particular sector is not a strategy of the Fund, its portfolio may be significantly invested in one or more sectors as a result of the security selection decisions made pursuant to its strategy. If the Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.
•Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Semiconductor Industry Risk. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies typically face intense competition, potentially rapid product obsolescence and high capital costs and are dependent on third-party suppliers and the availability of materials. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Semiconductor companies are also affected by the economic performance of their customers.
U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.
Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even for short periods, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
Currency Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies may affect the value of the Fund’s foreign investments and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
Derivatives Risk. Derivative investments have risks, including the imperfect correlation between the value of the instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Fund may give rise to a form of leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may also increase expenses and increase the impact of the Fund’s other risks. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or regulatory requirements when it may not be advantageous to liquidate the positions, resulting in increased volatility of returns. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in the transactions, which may adversely impact the Fund’s after-tax returns.
Futures Contracts Risk. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. A decision as to whether, when, and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the risks associated with all derivatives, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.
Leverage Risk. Using derivatives such as futures to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.
Risks of Hedging. The Fund may engage in “hedging” strategies in an effort to protect assets from losses due to declines in the value of the Fund’s portfolio. There are risks in the use of these investment and trading strategies. There can be no assurance that the hedging strategies used will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions. If the Fund uses a hedging strategy at the wrong time or judges market conditions incorrectly, the strategy could reduce the Fund’s return. No assurance can be given that the Sub-Adviser will employ hedging strategies with respect to all or any portion of the Fund’s assets.
Geopolitical/Natural Disaster Risks. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may likewise result in economic instability and market volatility. The impact may be short-term or may last for extended periods.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Underlying Fund Risk. The risks of owning interests of other exchange-traded investment vehicles generally reflect the same risks as owning the underlying securities or other instruments that each underlying fund holds at the particular time. The shares of some underlying funds may trade at a premium or discount to their intrinsic value, which means an underlying fund’s market value may differ from the net asset value of its shares. For example, supply and demand for shares of an underlying fund or market disruptions may cause the market price of the underlying fund to deviate from the value of its investments, which may be emphasized in less liquid markets.
With respect to an investment in an exchange-traded note, its value may drop due to a downgrade in the issuer’s credit rating.
By investing in an underlying fund, the Fund indirectly bears the proportionate share of any fees and expenses of the underlying fund in addition to Fund’s direct fees and expenses. Additionally, trading in an underlying fund may be halted by the exchange on which it trades.
Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
High Portfolio Turnover Risk. The Fund’s investment strategy results in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.
Leveraged, Inverse, and Inverse-Leveraged ETF Risk. Leveraged, inverse, and inverse-leveraged ETFs expose the Fund to all of the risks that traditional ETFs present (see “Underlying Fund Risks” above). Leveraged ETFs seek to provide investment results that match a multiple of the performance of an underlying index (e.g., three times the performance). Inverse ETFs seek to provide investment results that match a negative (i.e., the opposite) of the performance of an underlying index. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. All those types of ETFs rely to some degree, often extensively, on derivatives to achieve their objectives and, thus, the Fund is indirectly exposed to derivatives risk through its investments in these ETFs. Further, investments in leveraged, inverse, or inverse-leveraged ETFs are subject to the risk that the performance of the ETF will not correlate with the underlying index as intended. Leveraged, inverse, and inverse leveraged ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets. Consequently, these investment vehicles may be extremely volatile and can potentially expose the Fund to complete loss of its investment.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. In addition, the Sub-Adviser’s propriety investment models may not correctly assess market conditions and/or allocate assets successfully in order for the Fund to achieve its investment objective.
New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
New Sub-Adviser Risk. Although the Sub-Adviser and the Fund’s portfolio managers have experience managing investments in the past, the Sub-Adviser has no experience managing investments for an ETF, which may limit the Sub-Adviser’s effectiveness.
Quantitative Security Selection Risk. The Sub-Adviser uses quantitative analysis to build its model, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, asset allocation decisions based on the Sub-Adviser’s model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.
Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and medium- capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small- and medium-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for a full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Performance information is available on the Fund’s website at www.draietf.com or by calling the Fund at (215) 882-9983.
INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	Draco Evolution Corp. (“Sub-Adviser”)
PORTFOLIO MANAGERS
Mr. Jack Fu, Managing Director and Chief Executive Officer, and Hung Pan, Chief Investment Officer, of the Sub-Adviser are the portfolio managers and primarily responsible for the day-to-day management of the Fund. Messrs. Fu and Pan have served as co-portfolio managers since the Fund’s inception July, 2024.
SUMMARY INFORMATION ABOUT PURCHASES, SALES, TAXES, AND FINANCIAL INTERMEDIARY COMPENSATION
PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 10,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.